UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 21, 2003


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                       1-2207              38-0471180
 -----------------            --------------      --------------
 (State or other              (Commission         (I.R.S. Employer
 jurisdiction of              File No.)           Identification No.)
 incorporation of
 organization)


 280 Park Avenue
 New York, NY                                          10017
 -----------------------------                     -----------------
 (Address of principal executive office)             (Zip Code)


 Registrant's telephone number, including area code:   (212)  451-3000


 -----------------------------------------         ----------------
 (Former name or former address,                     (Zip Code)
  if changed since last report)



Item 7.  Exhibit

(c) Exhibit

99.1 Press release dated January 21, 2003.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                      TRIARC COMPANIES, INC.


                                      By:Stuart I. Rosen
                                         ___________________________
                                         Stuart I. Rosen
                                         Senior Vice President
                                         and Secretary


Dated: January 21, 2003




                                  EXHIBIT INDEX

Exhibit
No.             Description                         Page No.
                -----------                         --------


99.1     Press release dated January 21, 2003.




                                                        EXHIBIT 99.1


                                                       For Immediate Release

CONTACT: Anne A. Tarbell
         Triarc Companies, Inc.
         212/451-3030
         www.triarc.com


               TRIARC EXTENDS $50 MILLION STOCK REPURCHASE PROGRAM


     New York, NY, January 21, 2003 -- Triarc Companies, Inc. (NYSE: TRY) announced today that it has extended its current $50 million Class A Common Stock repurchase program until January 18, 2004 and replenished the amount available under the program to permit Triarc to purchase up to $50 million of Class A Common Stock on or after January 18, 2003. Under the existing program, Triarc has repurchased approximately 438,500 shares at an aggregate cost of approximately $10.5 million. The $10.5 million replenishment and 12 month extension will allow the Company to continue repurchasing Class A shares when and if market conditions warrant and to the extent legally permissible.

     Commenting on the share repurchase program, Nelson Peltz, Triarc's Chairman and Chief Executive Officer, said: "We continue to carefully evaluate our options for the use of Triarc's significant cash and investment position. The extension of our share repurchase program will allow us to repurchase additional Triarc shares going forward. Our goal is to create value for our shareholders."

     Over the last five years, Triarc has repurchased approximately $180 million of its stock, including approximately 2.6 million Class A Common Shares for approximately $51.1 million and all of the then outstanding approximately six million Class B Common Shares for approximately $127 million.

     Triarc currently has 20,391,770 shares of Class A Common Stock outstanding.

     Triarc is a holding company and through its subsidiaries, the franchisor of the Arby's(R) restaurant system and an operator of approximately 240 Arby's restaurants located in the United States.

                                      # # #

                                 Note to Follow




                                      Note

1. There can be no assurance that any share repurchases will be made in the future.